Exhibit 99.4

ANCHOR FUNDING SERVICES, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On December 8, 2009, Anchor Funding Services, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “8-K”) to report that the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) on December 4, 2009 with Brookridge Funding, LLC (“Seller”) , a Delaware Limited Liability Company, providing for the acquisition of certain assets and accounts of Seller’s purchase order finance business (the “Acquired Business”).  The closing of the acquisition took place on December 7, 2009.  In connection with the transaction, the Company and Seller’s principals invested $1.5 million in Brookridge Funding Services, LLC, the Company’s newly formed 80% owned subsidiary which will operate the Acquired Business (“Brookridge”).  The purchase price for the Acquired Business was $2.4 million (the Acquired Business’s outstanding client account balances at closing), plus an earn-out payment based on the Acquired Business’s operating income of up to $800,000.

In connection with closing, Brookridge entered into a credit agreement (the “Credit Agreement”) with MGM Funding, LLC, a limited liability company owned and controlled by the Company’s Co-Chairmen, Morry F. Rubin and George Rubin, and an investor (“Lender”), pursuant to which Lender will provide a $3.7 million senior credit facility to Brookridge.  Morry F. Rubin is the managing member of MGM. Loans under the Credit Agreement are secured by all of Brookridge’s assets and will bear interest at a 20% annual rate. The Credit Agreement contains standard representations, covenants and events of default for facilities of this type.  Occurrence of an event of default allows the Lender to accelerate the payment of the loans and/or terminate the commitments to lend, in addition to other legal remedies, including foreclosing on collateral.

The unaudited pro forma condensed combined balance sheet was prepared by combining the condensed balance sheet of Anchor Funding Services, Inc. and the condensed balance sheet of Brookridge Funding, LLC as of September 30, 2009. The unaudited pro forma condensed combined balance sheet reflects the gross consideration paid by the Company for the acquisition equal to the Acquired Business’s outstanding client account balances as of September 30, 2009 assuming the transaction had been completed on September 30, 2009.

The unaudited pro forma condensed combined statement of operations was prepared by combining the condensed statement of operations of the Anchor Funding Services, Inc. and the condensed statement of operations of Brookridge Funding, LLC for the nine months ended September 30, 2009 and the year ended December 31, 2008 as if the acquisition was effective January 1, 2008.

The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Anchor Funding Services, Inc., as filed with the Securities and Exchange Commission (SEC) in its Annual Report on Form 10-K filed March 30, 2009 and in its Quarterly Report on Form 10-Q filed November 16, 2009 and in conjunction with the separate financial statements and related notes thereto of Brookridge Funding, LLC included as Exhibit 99.1 and 99.2 to this Form 8-K/A.

These pro forma condensed combined financial statements are not necessarily indicative of the combined results of operations that would have occurred had the acquisition actually taken place at the beginning of the period indicated above or the future results of operations. In the opinion of the Company’s management, all significant adjustments necessary to reflect the effects of the acquisition that can be factually supported within SEC regulations covering the preparation of pro forma financial statements have been made. The pro forma adjustments as presented are based on estimates and certain information that is currently available to the Company’s management. Such pro forma adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

ANCHOR FUNDING SERVICES, INC.
AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2009

	Historical
	Anchor Funding	Brookridge
	Services, Inc	Funding, LLC

	September	September	Pro-Forma		Pro-Forma
	30, 2009	30, 2009	Adjustments		Consolidated

ASSETS

CURRENT ASSETS:
Cash	$384,891	$360,225	$500,000	B	$384,891
			(860,225)	F

Retained interest in purchased accounts receivable and
purchase orders funded	5,392,420	1,593,956	3,589,664	G	10,576,040
Earned but uncollected fee income	93,427	84,800	-		178,227
Other receivable	215,152	-	-		215,152
Deferred financing costs, current	72,728	-	-		72,728
Prepaid expenses and other	101,131	7,500	-		108,631
Total current assets	6,259,749	2,046,481	3,229,439		11,535,669

PROPERTY AND EQUIPMENT, net	59,353	-	-		59,353

GOODWILL, net			800,000	H	800,000

LOAN RECEIVABLE - RELATED PARTY	-	619,205	(619,205)	C	0

SECURITY DEPOSITS	19,500	-	-		19,500

	$6,338,602	$2,665,686	$3,410,234		$12,414,522

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Due to lender	$3,412,936	$2,109,947	$(2,109,947)	C	$7,888,856
	888		$4,475,920	G
Accounts payable	78,940	584	(584)	C	78,940
Accrued payroll and related taxes	50,899	-	-		50,899
Accrued expenses	42,305	-	220,444	A	262,749
Collected but unearned fee income	52,145	-	-		52,145
Preferred dividends payable	354,552	-	-		354,552
Total and current liabilities	3,991,777	2,110,531	2,585,833		8,688,141

Note Payable			800,000	H	800,000
COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY	-	555,155	(555,155)	D	0
PREFERRED STOCK	4,736,937	-	-		4,736,937
COMMON STOCK	13,594	-	500	B	14,094
ADDITIONAL PAID IN CAPITAL	2,404,608	-	499,500	B	2,904,108
ACCUMULATED DEFICIT	(4,808,314)	-	(220,444)	A	(5,028,758)
NON-CONTROLLING INTEREST			300,000	E	300,000
	2,346,825	555,155	24,401		2,926,381

	$6,338,602	$2,665,686	$3,410,234		$12,414,522

See accompanying notes to unaudited pro forma condensed combined financial statements

ANCHOR FUNDING SERVICES, INC.
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Historical
	Anchor Funding	Brookridge
	Services, Inc	Funding, LLC

	September	September	Pro-Forma		Pro-Forma
	30, 2009	30, 2009	Adjustments		Consolidated

FINANCE REVENUES	$1,188,035	$483,364	$775,950	I	$2,447,349
INTEREST EXPENSE	(62,339)	(275,514)	(142,607)	J	(480,460)
INTEREST INCOME	-	5,087	-		5,087

NET FINANCE REVENUES (PROVISION)	1,125,696	212,937	633,343		1,971,976
RECOVERIES FOR CREDIT LOSSES	(26,003)	1,260	-		(24,743)

FINANCE REVENUES, NET OF INTEREST
EXPENSE AND CREDIT LOSSES	1,099,693	214,197	633,343		1,947,233

OPERATING EXPENSES	(2,170,268)	(466,396)	-		(2,636,664)

MANAGEMENT FEE AND OTHER INCOME	-	217,692	(217,692)	K	-

NET LOSS BEFORE INCOME TAXES	(1,070,575)	(34,507)	415,651		(689,431)

INCOME TAXES	-	-	-		-

NET LOSS	(1,070,575)	(34,507)	415,651		(689,431)

LESS: NON-CONTROLLING INTEREST SHARE
			76,229	L	76,229
CONTROLLING INTEREST SHARE	(1,070,575)	(34,507)	339,422		(765,660)

DEEMED DIVIDEND ON CONVERTIBLE
PREFERRED STOCK	(354,552)	-	-		(354,552)

NET LOSS ATTRIBUTABLE TO COMMON
STOCKHOLDER	$(1,425,127)	$(34,507)	$339,422		$(1,120,212)

NET LOSS ATTRIBUTABLE TO COMMON
STOCKHOLDER, per share
Basic	$(0.11)	N/A	-		$(0.09)

Dilutive	$(0.11)	N/A	-		$(0.09)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING
Basic	13,100,548	N/A	-		13,100,548

Dilutive	13,100,548	N/A	-		13,100,548

See accompanying notes to unaudited pro forma condensed combined financial statements

ANCHOR FUNDING SERVICES, INC.
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Historical
	Anchor Funding	Brookridge
	Services, Inc	Funding, LLC

	December	December	Pro-Forma		Pro-Forma
	31, 2008	31, 2008	Adjustments		Consolidated
FINANCE REVENUES
INTEREST EXPENSE	$1,252,476	$1,127,227	$1,056,417	I	$3,436,120
INTEREST INCOME	(9,664)	(482,331)	(430,805)	J	(922,800)
	40,096	11,902	-		51,998
NET FINANCE REVENUES
PROVISION FOR CREDIT LOSSES	1,282,908	656,798	625,612		2,565,318
	(63,797)	-	-		(63,797)
FINANCE REVENUES, NET OF INTEREST
EXPENSE AND CREDIT LOSSES	1,219,111	656,798	625,612		2,501,521

OPERATING EXPENSES	(2,486,719)	(711,859)	-		(3,198,578)

MANAGEMENT FEE AND OTHER INCOME	-	362,568	(362,568)	K	-

NET (LOSS) INCOME BEFORE INCOME TAXES	(1,267,608)	307,507	263,044		(697,057)

INCOME TAXES	-	-	-		-

NET (LOSS) INCOME	(1,267,608)	307,507	263,044		(697,057)

LESS: NON-CONTROLLING INTEREST SHARE			114,110	L	114,110

CONTROLLING INTEREST SHARE	(1,267,608)	307,507	148,934		(811,167)

DEEMED DIVIDEND ON CONVERTIBLE
PREFERRED STOCK	(486,800)	-	-		(486,800)

NET (LOSS) INCOME ATTRIBUTABLE TO
COMMON STOCKHOLDER	$(1,754,408)	$307,507	$148,934		$(1,297,967)

NET LOSS ATTRIBUTABLE TO COMMON
STOCKHOLDER, per share
Basic	$(0.14)	N/A	-		$(0.10)

Dilutive	$(0.14)	N/A	-		$(0.10)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING
Basic	12,718,636	N/A	-		12,718,636

Dilutive	12,718,636	N/A	-		12,718,636

See accompanying notes to unaudited pro forma condensed combined financial statements

ANCHOR FUNDING SERVICES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Purchase Price for the Acquired Business

The aggregate cost of the Acquired Business was approximately $2.4 million at December 7, 2009, representing the fair value of the outstanding client account balances. At September 30, 2009, the fair value of the outstanding client account balances was $1,678,756, representing the purchase price assuming the transaction had been completed on September 30, 2009.

Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments on the attached unaudited pro forma condensed combined balance sheets include the following:
A. Represents expenses related to the acquisition
B. Represents proceeds from stock issuance concurent with acquisition
C. To reflect assets not purchased and liabilities not assumed at closing
D. Represents reversal of Brookridge historical equity account
E. Represents 20% non controlling interest of Seller
F. To reflect final cash balance of -0- after cash is used to purchase certain of seller's assets
G. Represents additional accounts receivable and interests in purchase orders assigned to seller and purchased
H. Represents goodwill and contingent consideration

Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments on the attached unaudited pro forma condensed combined statements of operations include the following:

I. Represents the additional fee income Brookridge would have earned had it directly funded transactions that it originated
J. Represents the interest expense under the MGM Funding, LLC credit facility and the use of $1,500,000 of capital to fund transactions
K. Represents elimination of management fees no longer charged
L. Represents recording of non-controlling interest in consolidation.